SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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ANWORTH MORTGAGE ASSET CORPORATION

             (Name of Registrant as Specified In Its Charter)

             (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May     , 2003

Dear Stockholder:

Our annual meeting of stockholders will be held at the principal offices of our company, located at 1299 Ocean Avenue, Suite 250 , Santa Monica, California, at 10:00 a.m. on Thursday, June 12, 2003. The formal meeting notice and our proxy statement for the meeting are attached.

Each of the proposals to be presented at the annual meeting are described in the accompanying proxy statement. We urge you to carefully review the proxy statement and accompanying appendices, which discuss each of the proposals in more detail.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the annual meeting.

We look forward to seeing you on June 12.

Sincerely,

/s/ Lloyd McAdams

Lloyd McAdams

Chairman and Chief Executive Officer

ANWORTH MORTGAGE ASSET CORPORATION

1299 Ocean Avenue, Suite 250

Santa Monica, California 90401

(310) 255-4493

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 12, 2003

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Anworth Mortgage Asset Corporation, a Maryland corporation, will be held on Thursday, June 12, 2003 at 10:00 a.m. at our principal offices located at 1299 Ocean Avenue, Suite 250, Santa Monica, California 90401, for the following purposes:

1.	To elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified;

2.	To approve amendments to our articles of incorporation to comply with the listing requirements of the New York Stock Exchange by providing that nothing contained in our articles will prohibit the settlement of transactions effected through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system;

3.	To approve amendments to our 1997 Stock Option and Awards Plan to establish an annual limit on the number of shares for which options and other awards may be granted to any participant;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003; and

5.	To transact such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Your board recommends that you vote for each of the proposals. Stockholders of record at the close of business on April 28, 2003 are entitled to vote at the annual meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting in person. To assure your representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if he or she previously returned a proxy.

Sincerely,

/s/ Thad M. Brown

Thad M. Brown

Secretary

Santa Monica, California

May     , 2003

ANWORTH MORTGAGE ASSET CORPORATION

1299 Ocean Avenue, Suite 250

Santa Monica, California 90401

(310) 255-4493

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 12, 2003

INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement contains information related to the annual meeting of Anworth Mortgage Asset Corporation, which will be held on Thursday, June 12, 2003, at the principal offices of our company located at 1299 Ocean Avenue, Suite 250, Santa Monica, California 90401, or at any adjournment or postponement thereof.

What is the purpose of the annual meeting?

At the annual meeting, stockholders will be consider and vote upon the following matters:

•	The election of six directors to serve as members of our board of directors;

•	The approval of amendments to our articles of incorporation to comply with the listing requirements of the New York Stock Exchange;

•	The approval of amendments to our 1997 Stock Option and Awards Plan to establish an annual limit on the number of shares for which options and other awards may be granted to any participant; and

•	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003; and

•	Such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

We sent you these proxy materials because our board is requesting that you allow your common shares to be represented at the meeting by the proxyholders named in the enclosed proxy card. This proxy statement contains information that we are required to provide you under the rules of the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On May     , 2003, we began mailing these proxy materials to all shareholders of record at the close of business on April 28, 2003.

Who is entitled to vote at the annual meeting?

Holders of record of our common stock at the close of business on April 28, 2003 are entitled to vote at the annual meeting. As of April 28, 2003, there were 27,408,279 shares of our common stock outstanding. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the annual meeting.

Your vote is important. Stockholders can vote in person at the annual meeting or by proxy. If you vote by proxy, the individuals named on the proxy card as representatives will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals.

What votes are needed to hold the annual meeting?

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the meeting who will determine whether or not a quorum is present. For purposes of determining whether a quorum is present, abstentions and broker non-votes are counted as present.

How does the Board recommend that I vote on the proposals?

If no instructions are indicated on your valid proxy, the proxyholders will vote in accordance with the recommendations of our board. Our board recommends a vote:

•	“FOR” each of the nominees for director listed in this proxy statement;

•	“FOR” approving amendments to our articles of incorporation to comply with the listing requirements of the NYSE;

•	“FOR” approving amendments to our 1997 Stock Option and Awards Plan to establish an annual limit on the number of shares for which options and other awards may be granted to any participant; and

•	“FOR” the ratification of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003.

With respect to any other matter that properly comes before the meeting or any adjournment or postponement thereof, the proxyholders will vote as recommended by our board, or if no recommendation is given, in their own discretion.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Your broker will vote your shares only if you provide instructions to your broker on how to vote. You should contact your broker and ask what directions your broker will need from you. Your broker will not be able to vote your shares without instructions from you.

Can I change my vote after I have mailed my signed proxy card?

There are three ways in which you can change your vote before your proxy is voted at the annual meeting. First, you can send our secretary a written notice stating that you revoke your proxy. Second, you can complete and submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the annual meeting and vote in person. Your attendance at the annual meeting will not, however, by itself revoke your proxy. If you hold your shares in “street name” and have instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions.

What vote is required to approve each proposal?

The directors receiving the most votes at a meeting at which a quorum is present will be elected. The affirmative vote of a majority of the outstanding shares of our common stock is required to amend our articles of incorporation. The affirmative vote of a majority of all votes cast on the matter at a meeting at which a quorum is present is necessary to amend our 1997 Stock Option and Awards Plan, to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants and to approve any other proposals to be brought before the annual meeting.

What is the effect of abstentions and broker non-votes?

For the election of directors, amending our 1997 Stock Option and Awards Plan and ratifying the appointment of our independent accountants, abstentions will not be counted as votes cast and will have no effect on the result of the vote. For approving the amendments to our articles of incorporation, abstentions will have the effect of a “no” vote.

For the election of directors, approving the amendments to our 1997 Stock Option and Awards Plan and ratifying our independent accountants, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. For amending our articles of incorporation, broker non-votes will have the effect of a “no” vote.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our board of directors consists of six members. The size of our board was increased from four to five members in June 2002 upon the merger with our external manager, and from five to six members in October 2002 for the purpose of adding a fourth independent director. On the recommendation of our nominating and corporate governance committee, we are proposing to re-elect all six of our existing board members. Consequently, at the annual meeting, a total of six directors will be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified.

Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named below. If any of our nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.

Information Regarding Nominees for Director

Biographical summaries and ages as of the date hereof of individuals nominated by our board of directors for election as directors are provided below.

Lloyd McAdams, age 57, has been our Chairman of the Board, President and Chief Executive Officer since our formation in 1997. Mr. McAdams served in those capacities at Anworth Mortgage Advisory Corporation, our management company, from its formation in 1997 until its merger with our company in June 2002. Mr. McAdams is also the Chairman of the Board, Chief Investment Officer and co-founder of Pacific Income Advisers, Inc., or PIA, an investment advisory firm organized in 1986 that manages an investment portfolio for institutional and individual clients. Mr. McAdams is also the President of Syndicated Capital, Inc., a registered broker-dealer. Before joining PIA, Mr. McAdams held the position of President of Security Pacific Investment Managers, Inc. from 1981 to 1987, Senior Vice President of Trust Company of the West from 1975 to 1981, and an Investment Officer with the State of Tennessee from 1973 to 1975. In 1983, Mr. McAdams served as a board member of the California Public Employees Retirement System. Mr. McAdams also serves as a director of PIA Mutual Fund. Mr. McAdams holds a Bachelor of Science in Statistics from Stanford University and a Masters in Business Administration from the University of Tennessee. Mr. McAdams is a Chartered Financial Analyst charterholder, Chartered Investment Counselor and a Certified Employee Benefit Specialist.

*Charles H. Black, age 76, has been a director of our company since its formation. Since 1985, Mr. Black has been a private investor and financial consultant. From 1985 to 1987, he served as Vice Chairman and Director of Pertron Controls Corporation. From 1982 to 1985, Mr. Black served as the Executive Vice President, Director, Chief Financial Officer and Chairman of Investment Committee for Kaiser Steel Corporation. From 1980 to 1982, Mr. Black served as Executive Vice President and Chief Financial Officer of Great Western Financial Corporation. From 1957 to 1980, Mr. Black served at Litton Industries, where he ultimately held the position of Corporate Vice President and Treasurer. Mr. Black is a member of the Board of Governors of the Pacific Exchange, Inc. Mr. Black serves as a director of Investment Company of America, Orincon Industries, Inc. and Wilshire Technologies, Inc. and as an advisory director of Windsor Capital Group, Inc.

*Joe E. Davis, age 68, has been a director of our company since its formation. Since 1982, Mr. Davis has been a private investor. From 1974 to 1982, Mr. Davis served as President and Chief Executive Officer of National Health Enterprises, Inc. Mr. Davis also serves as a director of BMC Industries, Inc., Wilshire Technologies, Inc., Natural Alternatives, Inc. and American Funds Insurance Series and as a trustee of American Variable Insurance Trust.

*Charles F. Smith, age 70, has been a director of our company since April 2001. Since 1984, Mr. Smith has served as President of Charles F. Smith & Co., Inc., an investment banking firm. Mr. Smith serves as a trustee of St. John’s Hospital Foundation and Marymount High School. Mr. Smith also serves as a director of FirstFed Financial Corp., Trans Ocean Distribution, Ltd. and Sizzler International, Inc.

Joseph E. McAdams, age 34, has been a director and Executive Vice President of our company since June 2002 and Chief Investment Officer of our company since January 2003. Mr. McAdams joined our company as a Vice President in June 1998. Mr. McAdams joined PIA in 1998 and holds the position of Vice President. Mr. McAdams serves as Fixed Income Portfolio Manager with a specialty in mortgage-backed securities and is also responsible for PIA’s fixed income trading. Prior to joining PIA, from 1993 to 1998, Mr. McAdams was employed by Donaldson, Lufkin & Jenrette Securities Corp. as a mortgage-backed security trader and analyst. Mr. McAdams holds a Master of Arts degree in Economics from the University of Chicago and a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania. Mr. McAdams is also a Chartered Financial Analyst charterholder.

*Lee A. Ault, III, age 66, has been a director of our company since October 2002. Mr. Ault has been Chairman of the Board of In-Q-Tel, Inc. since August, 1999. He is also a Director of Equifax, Office Depot and American Insurance Services. He was a Director of Bankers Trust Corporation prior to its sale to Deutsche Bank and of Alex. Brown Incorporated prior to its merger with Bankers Trust. Mr. Ault was Chief Executive Officer of Telecredit, Inc., a publicly traded company which was a leader in the payment services industry, for 23 years from November 1968 until January 1992. He also served as President of Telecredit from 1968 until 1983 and as Chairman of the Board from 1983 until 1992. In January 1990, Telecredit merged with Equifax, Inc.

*	Member of the audit committee, compensation committee, and nominating and corporate governance committee

Corporate Governance

General. Our board of directors believes we have observed sound corporate governance practices in the past. Nevertheless, during the past year, and particularly following enactment of the Sarbanes-Oxley Act of 2002, we, like many public companies, have addressed the changing environment by reviewing our policies and procedures and, where appropriate, adopting new practices. In connection with these corporate governance initiatives, and based on a review of our current practices, current and pending laws and regulations, evolving corporate practices and standards and other factors, we have further formalized our principles of corporate governance by taking the following actions:

•	adopted a revised written charter for our audit committee;

•	upon the merger with our external manager, formed a compensation committee and adopted a written charter for such committee;

•	formed a nominating and corporate governance committee and adopted a written charter for such committee;

•	adopted a corporate code of conduct; and

•	nominated four of six directors for election who qualify as “independent” as defined in the New York Stock Exchange Rules.

Charters for the audit, compensation and nominating and corporate governance committees and our code of conduct may be viewed on our website at www.anworth.com under the Investor Relations section. Our audit committee charter is also attached hereto as Appendix A.

Board Committees and Meetings. During 2002, our board of directors had an audit committee and, effective June 13, 2002, the date of the merger with our external manager, a compensation committee. In addition, in April 2003, our board of directors formed a nominating and corporate governance committee.

Audit Committee. Our audit committee’s primary function is to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the adequacy of systems of internal controls that management and the board have established, and our audit and financial reporting process, and to maintain free and open lines of communication among the committee, our independent auditors and management. It is not the duty of our audit committee to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing our financial statements, and our independent auditors are responsible for auditing those financial statements. Our audit committee does, however, consult with management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, our audit committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent certified public accountants, and approving professional services provided by the independent public accountants. Our audit committee is currently comprised of Messrs. Black, Davis, Smith and Ault, with Mr. Davis serving as chairman.

Compensation Committee. Our compensation committee is primarily responsible for determining the our executive compensation policy and incentive compensation for our employees and consultants. Our compensation committee determines our compensation policies and all forms of compensation to be provided to our executive officers and directors, including, among other things, annual salaries and bonuses, and stock option and other incentive compensation arrangements. In addition, our compensation committee reviews bonus and stock and incentive compensation arrangements for our other employees. In addition, our compensation committee administers our 1997 Stock Option and Awards Plan and our 2002 Incentive Compensation Plan. Our compensation committee is currently comprised of Messrs. Black, Davis, Smith and Ault, with Mr. Black serving as chairman.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the director nominees for the annual meeting of stockholders, developing and recommending to the Board a set of corporate governance principles, and playing a general leadership role in our corporate governance. Our corporate governance and nominating committee is currently comprised of Messrs. Black, Davis, Smith and Ault, with Mr. Ault serving as chairman.

During 2002, our board of directors held five meetings, our audit committee held two meetings and our compensation committee held one meeting. During 2002, each director attended each of the meetings of our board of directors, each member of the audit committee attended the meeting held by the audit committee and each member of the compensation committee attended each of the meetings held by the compensation committee.

Compensation Committee Interlocks and Insider Participation

No officer or employee participated in deliberations of our board of directors concerning executive officer compensation. None of our executive officers has served on the board of directors or on the compensation committee of any other entity which had officers who served on our board of directors on our compensation committee.

Certain Relationships

Lloyd McAdams and Heather U. Baines are husband and wife and Lloyd McAdams and Joseph E. McAdams are father and son.

Director Compensation

Unaffiliated directors receive a fee of $10,000 per year, payable semiannually, $1,000 for each meeting of our board of directors attended, $500 for each meeting of our audit committee, our compensation committee and nominating and corporate governance committee attended in person, and $100 for each meeting of our audit committee, compensation committee and nominating and corporate governance committee attended telephonically. Directors are reimbursed reasonable expenses incurred in attending board and committee meetings.

Our unaffiliated directors do not receive automatic option grants under our 1997 Stock Option and Awards Plan, but are eligible to receive option grants under such plan from time to time. In 2002, we granted each unaffiliated director, other than Mr. Ault, an option to purchase 10,000 shares of our common stock under our 1997 Stock Option and Awards Plan at an exercise price of $11.20 per share. Such options will vest 100% on October 4, 2003. We also granted Mr. Ault an option to purchase 10,000 shares of our common stock under our 1997 Stock Option and Awards Plan at an exercise price of $11.25 per share. Such options will vest 100% on October 14, 2003.

Vote Required

The directors receiving the most votes at a meeting at which a quorum is present will be elected.

Our board of directors recommends that you vote FOR the election of each of the nominees listed above. Proxies received will be so voted unless stockholders specify otherwise in the proxy.

EXECUTIVE OFFICERS

Executive Officers

All of our officers serve at the discretion of our board of directors. The persons listed below are the executive officers of our company:

Name	Age	Positions with our Company
Lloyd McAdams	57	Chairman of the Board, President and Chief Executive Officer
Thad M. Brown	53	Chief Financial Officer, Treasurer and Secretary
Joseph E. McAdams	34	Executive Vice President
Heather U. Baines	61	Executive Vice President
Evangelos Karagiannis	41	Vice President

Biographical information regarding each executive officer other than Lloyd McAdams and Joseph McAdams is set forth below. Lloyd McAdams’ and Joseph McAdams’ biographical information is set forth above under “Election of Directors.”

Thad M. Brown has been the Chief Financial Officer, Treasurer and Secretary of our company since June 2002. Mr. Brown has also been the Chief Operating Officer, Secretary and Treasurer of Pacific Income Advisers, Inc., or PIA, since June 2002. From 1999 to 2002, Mr. Brown was President and Chief Executive Officer of Wealthpoint, a financial consulting and investment advisory firm. From 1987 until 1999, Mr. Brown associated with Provident Investment Counsel, eventually becoming its Chief Operating Officer and Senior Vice President. Mr. Brown began his career with Touché Ross & Co. Mr. Brown graduated magna cum laude from Metropolitan State College, holds a master’s degree in tax law from the University of Denver, is a Certified Public Accountant, and received the Personal Financial Specialist designation from the American Institute of Certified Public Accountants.

Heather U. Baines has been an Executive Vice President of our company since its formation. Ms. Baines served as an Executive Vice President of our management company from its formation until its merger with our company. Since 1987, Ms. Baines has held the position of President and Chief Executive Officer of PIA. From 1978 to 1987, Ms. Baines was employed by Security Pacific Investment Managers, Inc., ultimately holding the position of Senior Vice President and Director. Ms. Baines holds a bachelors degree from Antioch College.

Evangelos Karagiannis has been a Vice President of our company since its formation. Mr. Karagiannis served as a Vice President of our management company from its formation until its merger with our company. Mr. Karagiannis joined PIA in 1992 and holds the position of Vice President. Mr. Karagiannis serves as Fixed Income Portfolio Manager with a specialty in mortgage-backed securities and is also responsible for PIA’s quantitative research. Mr. Karagiannis has been the author, and co-author with Mr. McAdams, of articles on fixed income portfolio management and for PIA’s internal research. Mr. Karagiannis holds a Doctor of Philosophy degree in physics from the University of California at Los Angeles, or UCLA, and, prior to joining PIA, was a postdoctoral fellow at UCLA, where he was a Fulbright Scholar. Mr. Karagiannis is also a Chartered Financial Analyst charterholder.

Executive Compensation And Related Matters

The following table provides certain summary information concerning the compensation earned by our Chief Executive Officer and each of our four other most highly compensated executive officers whose aggregate salary and bonus for the 2002 Fiscal Year were in excess of $100,000, for services rendered in all capacities to us and our subsidiaries for the fiscal years ended December 31, 2000, 2001 and 2002. Prior to the Merger, however, we did not pay any annual cash compensation to our executive officers for their services as executive officers. Following the Merger, we are required to pay our executive officers compensation, including those executive officers whose employment agreements we assumed.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year (1)	Salary ($)	Bonus ($)		Restricted Stock Awards ($)(2)	Securities Underlying Options (#)	All Other Compensation ($)
Lloyd McAdams President, Chief Executive Officer and Chairman	2002	135,416	1,619,258	(3)	265,000	119,725

Thad M. Brown (4) Chief Financial Officer, Treasurer and Secretary	2002	27,083	81,724		—	30,000	—

Joseph E. McAdams Executive Vice President	2002	133,283	1,120,753	(5)	265,000	140,000	—

Heather U. Baines Executive Vice President	2002	27,083	183,918	(6)	265,000	64,520	—

Evangelos Karagiannis Vice President	2002	39,985	622,155	(7)	—	30,000	—

Pamela J. Watson (8) Chief Financial Officer and Secretary	2002	—	—		—	—	—

(1)	Prior to our merger with our external manager on June 13, 2002, we did not pay any annual compensation to our executive officers for their services as executive officers. All compensation shown is for the period from June 13, 2002 until December 31, 2002.

(2)	Represents restricted stock grants of 20,000 shares each, which grants vest in equal, annual installments over ten years following the date of the merger with our external manager on June 13, 2002.

(3)	Represents amounts earned under our 2002 Incentive Compensation Plan, of which $200,003 was paid through the issuance of 17,778 shares of common stock pursuant to our 1997 Stock Option and Awards Plan.

(4)	Mr. Brown became an executive officer of our company upon the merger with our external manager on June 13, 2002. $35,424 of Mr. Brown’s bonus was earned under our 2002 Incentive Compensation Plan.

(5)	Represents amounts earned under our 2002 Incentive Compensation Plan, of which $150,008 was paid through the issuance of 13,334 shares of common stock pursuant to our 1997 Stock Option and Awards Plan.

(6)	Represents amounts earned under our 2002 Incentive Compensation Plan.

(7)	Represents amounts earned under our 2002 Incentive Compensation Plan.

(8)	Ms. Watson resigned as an executive officer of our company upon the merger with our external manager on June 13, 2002.

Options Granted in 2002

The following table sets forth information regarding stock options granted to our executive officers during 2002:

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
Name	Number of Securities Underlying Options Granted (#)(2)	Percent of Total Options Granted to Employees in Fiscal Year (3)		Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term (1)
						5%($)	10%($)
Lloyd McAdams	29,725 90,000	6.0 18.1	% %	9.45 11.20	1/21/12 10/4/12	176,567 633,600	447,659 1,606,500

Thad M. Brown	30,000	6.1%		11.20	10/4/12	211,200	535,500

Joseph E. McAdams	65,000 75,000	13.2 15.2	% %	9.45 11.20	1/21/12 10/4/12	386,100 528,000	978,900 1,338,750

Heather U. Baines	43,520 21,000	8.8 4.2	% %	9.45 11.20	1/21/12 10/4/12	258,509 147,840	655,411 374,850

Evangelos Karagiannis	30,000	6.1%		11.20	10/4/12	211,200	535,500

Pamela J. Watson	—	—		—	—	—	—

(1)	The amounts under the columns labeled “5%” and “10%” are included pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of our common stock. The amounts are calculated by using the closing market price of a share of common stock on the grant date as reported by the American Stock Exchange and assuming annual compounded stock appreciation rates of 5% and 10% over the full term of the option. The reported amounts are based on the assumption that the named persons hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of our common stock.

(2)	Options granted on January 21, 2002 vested six months after the date of grant and options granted on October 4, 2002 vest one year after the date of the grant.

(3)	Based on options to purchase an aggregate of 494,245 shares of common stock granted to our employees and directors during the year ended December 31, 2002.

2002 Year-End Option Values

The following table provides information with respect to our executive officers concerning the exercise of options during 2002 and unexercised options held by them at the end of the year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END VALUES

Name	Shares Acquired on Exercise(#)	Value Realized($)(1)	Number of Securities Underlying Unexercised Options at 2002 Year-End(#)(2)		Value of Unexercised in-the-Money Options at 2002 Year-End($)(3)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Lloyd McAdams	13,225	97,072	110,544	90,000	836,151	1,008,000
Thad M. Brown	—	—	—	30,000	—	336,000
Joseph E. McAdams	18,580	125,017	76,296	75,000	697,501	840,000
Heather U. Baines	5,290	45,970	88,175	21,000	699,264	235,200
Evangelos Karagiannis	98,755	436,998	—	30,000	—	336,000
Pamela J. Watson	98,755	436,998	—	—	—	—

(1)	Based upon the market price of the purchased shares on the exercise date less the exercise price paid for those shares.

(2)	Includes shares issuable upon the exercise of options pursuant to accrued dividend equivalent rights, or DERs, granted in conjunction with such options. During 2001, all DERs were truncated and ceased to accrue.

(3)	Determined on the basis of the closing sales price per share of our common stock on the American Stock Exchange on December 31, 2002 ($12.57 per share), less the option exercise price payable per share.

Employment Agreements

Upon the closing of the merger with our external manager, Anworth Mortgage Advisory Corporation, we assumed the existing employment agreements of Lloyd McAdams, Joseph McAdams and Heather U. Baines. Such agreements were modified by the addenda entered into between us and each of the executives as described below. Pursuant to the terms of the employment agreements, Lloyd McAdams serves as our Chairman and Chief Executive Officer, and Heather U. Baines and Joseph McAdams serve as Executive Vice Presidents. Heather U. Baines receives a $50,000 annual base salary, Lloyd McAdams receives a base salary equal to the greater of (i) $120,000 per annum, or (ii) a per annum amount equal to 0.125% of our book value, not to exceed $250,000. Joseph McAdams receives a base salary equal to the greater of (i) $100,000 per annum, or (ii) a per annum amount equal to 0.10% of our book value, not to exceed $250,000.

These employment agreements, as modified by the addenda, also have the following provisions:

•	the three executives are entitled to participate in the 2002 Incentive Compensation Plan and each of these individuals are provided a minimum percentage of the amounts earned under such plan. Lloyd McAdams is entitled to 45% of all amounts paid under the plan; Joe McAdams is entitled to 25% of all amounts paid under the plan, and Heather U. Baines is entitled to 5% of all amounts paid under the plan. The three executives may be paid up to 50% of their respective incentive compensation earned under such plan in the form of common stock;

•	the incentive compensation plan may not be amended without the consent of the three executives;

•	in the event of a registered public offering of our shares, the three executives are entitled to piggyback registration rights in connection with such offering;

•	in the event any of the three executives is terminated without “cause” or if they terminate for “good reason”, or in the case of Lloyd McAdams or Joseph McAdams, their employment agreements are not renewed, then the executives would be entitled to: (1) all base salary due under the contracts, (2) all discretionary bonus due under the contracts, (3) a lump sum payment of an amount equal to three years of the executive’s then-current base salary, (4) payment of COBRA medical coverage for eighteen months, (5) immediate vesting of all pension benefits, (6) all incentive compensation to which the executives would have been entitled to under the contract prorated through the termination date, and (7) all expense reimbursements and benefits due and owing the executives through the termination. In addition, under these circumstances Lloyd McAdams and Joseph McAdams would each be entitled to a lump sum payment equal to 150% of the greater of (i) the highest amount paid or payable to all employees under the 2002 Incentive Compensation Plan during any one of the three fiscal years prior to their termination, and (ii) the highest amount paid, or that would be payable, under the plan during any of the three fiscal years following their termination. Ms. Baines would also be entitled to a lump sum payment equal to all incentive compensation that Ms. Baines would have been entitled to under the plan during the three year period following her termination;

•	the three executives received restricted stock grants of 20,000 shares each, which grants vest in equal, annual installments over ten years following the effective date of the merger; and

•	the three executives are each subject to a one-year non-competition provision following termination of their employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Fees and Merger with the Manager

From the time of our inception through June 13, 2002, we were externally managed pursuant to a management agreement with Anworth Morgtage Advisory Corporation, or the manager. As an externally managed company, we had no employees of our own and relied on the manager to conduct our business and operations.

Under the terms of the management agreement, we paid the manager an annual base management fee equal to 1% of the first $300 million of average net invested assets (as defined in the management agreement), plus 0.8% of the portion above $300 million. In addition to the base management fee, the manager received as incentive compensation for each fiscal quarter an amount equal to 20% of the amount of our taxable net income, before incentive compensation, for such fiscal quarter in excess of the amount that would produce an annualized return on equity (calculated by multiplying the return on equity for such fiscal quarter by four) equal to the Ten-Year U.S. Treasury Rate for such fiscal quarter plus 1%. For 2002 (through June 13), we paid the manager $400,000 in base management fees and $1,741,000 in incentive compensation.

On June 13, 2002, the manager merged with and into our company. The merger was approved by a special committee consisting solely of our independent directors, our full board of directors and the vote of a majority of our stockholders. The stockholder of the manager, a trust controlled by Lloyd McAdams, our president, chairman and chief executive officer, and Heather U. Baines, one of our executive vice presidents, received 240,000 shares of our common stock as merger consideration, which was worth approximately $3.2 million based on the closing price of our common stock on June 13, 2002.

As a result of the merger, we are now an internally managed company, and certain of the manager’s employees have become our employees. As a condition to the merger, we entered into direct employment contracts with Lloyd McAdams, Heather U. Baines and Joseph McAdams, adopted an incentive compensation plan for key employees, increased the size of our 1997 Stock Option and Awards Plan and provided for future automatic increases in the size of that plan. Upon the closing of the merger, the management agreement terminated.

The market value of our common stock issued, valued as of the consummation of the merger, in excess of the fair value of the net tangible assets acquired, has been accounted for as a non-cash charge to operating income. Since we did not acquire tangible net assets from the manager in the merger, the non-cash charge equaled the value of the consideration paid in the merger, which was approximately $3.2 million. This non-cash charge does not reduce our taxable income of which at least 90% must be paid as dividends to stockholders to maintain our status as a REIT. It does, however, reduce our reportable net income. In addition, we incurred $249,000 in merger related expenses.

Agreements with Pacific Income Advisers, Inc.

On June 13, 2002, we entered into a sublease with Pacific Income Advisers, Inc., or PIA, a company owned by a trust controlled by Lloyd McAdams, our president, chairman and chief executive officer, and Heather U. Baines, one of our executive vice presidents. Under the sublease, we lease approximately 5,500 square feet of office space from PIA and currently pay $44.04 per square foot in rent to PIA. The sublease runs through June 120, 2012 unless earlier terminated pursuant to the master lease. During 2002, we paid $133,221 rent to PIA.

The future minimum lease commitment is as follows:

Year	2003	2004	2005	2006	2007	Thereafter	Total Commitment
Commitment Amount	$249,480	$256,960	$264,660	$272,580	$280,775	$1,209,890	$2,534,345

On October 14, 2002, we entered into an administrative agreement with PIA. Under the administrative agreement, PIA provides administrative services and equipment to us in the nature of accounting, human resources, operational support and information technology, and we pay an annual fee of 7 basis points on the first $225 million of stockholder equity and 3.5 basis points thereafter (paid quarterly in advance) for those services. The administrative agreement is for an initial term of one year and will renew for successive one year terms thereafter unless either party gives notice of termination at least 90 days before the expiration of the then current annual term. We may also terminate the administrative agreement upon 30 days notice for any reason and immediately if there is a material breach by PIA. We paid fees of $39,059 to PIA in 2002 in connection with this agreement.

Indemnification Agreements

In addition to the indemnification provisions contained in our articles of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer to the fullest extent permitted by Maryland law against expenses (including attorneys’ fees), judgments, fines and settlements incurred by such individual in connection with any action, suit or proceeding by reason of such individual’s status or service as a director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from knowing fraud, deliberate dishonesty, willful misconduct, in connection with assertions by such individuals not made in good faith or which are frivolous or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 28, 2003, there were 27,408,279 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 28, 2003, the record date of the annual meeting, by (i) each of our directors, (ii) each of our executive officers, (iii) each person who is known to us to beneficially own more than 5% of our common stock and (iv) all of our directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 28, 2003 through the exercise of any stock option or other right. Unless otherwise noted, we believe that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Officers

Lloyd McAdams (1)	751,714	2.7%

Thad M. Brown	278	*

Joseph E. McAdams (2)	159,330	*

Heather U. Baines (3)	679,145	2.5%

Evangelos Karagiannis	0	*

Charles H. Black (4)	15,582	*

Joe E. Davis (5)	14,582	*

Charles F. Smith (6)	3,000	*

Lee A. Ault III	0	*

All Directors and Officers as a Group (9 Persons) (7)	1,018,879	3.7%

5% Stockholders

Mark E. Brady (8)	1,606,990	5.9%

Robert J. Suttman, II (8)	1,605,340	5.9%

Ronald L. Eubel (8)	1,605,990	5.9%

Bernie Holtgreive (8)	1,577,340	5.8%

William Hazel (8)	1,577,340	5.8%

Eubel Brady & Suttman Asset Management, Inc. (8)	1,577,340	5.8%

*	Less than 1%

(1)	Includes (i) 559,470 shares held by Lloyd McAdams and Heather U. Baines as community property, (ii) 110,544 shares subject to stock options exercisable within 60 days of April 28, 2003 and (iii) 30,700 shares owned by the McAdams Family Foundation of which Lloyd McAdams is a director. Mr. McAdams shares voting and investment power over the shares held by the Foundation and disclaims any beneficial interest in the shares held by this entity.

(2)	Includes 76,926 shares subject to stock options exercisable within 60 days of April 28, 2003. Includes 30,700 shares owned by the McAdams Family Foundation of which Joseph McAdams is a director. Mr. McAdams shares voting and investment power over the shares held by the Foundation and disclaims any beneficial interest in the shares held by this entity.

(3)	Includes (i) 559,470 shares held by Lloyd McAdams and Heather U. Baines as community property and (ii) 88,175 shares subject to stock options exercisable within 60 days of April 28, 2003.

(4)	Includes 10,582 shares subject to stock options exercisable within 60 days of April 28, 2003.

(5)	Includes 10,582 shares subject to stock options exercisable within 60 days of April 28, 2003.

(6)	Includes 3,000 shares subject to stock options exercisable within 60 days of April 28, 2003.

(7)	Each of our directors and officers may be reached at 1299 Ocean Avenue, Suite 250, Santa Monica, California 90401, telephone (310) 255-4493.

(8)	Based on Schedule 13G/A filed on February 14, 2003 by Eubel Brady & Suttman Asset Management, Inc. (the “Schedule 13G/A”). According to the Schedule 13G/A, (i) Mr. Brady has shared power to direct the vote of and dispose or to direct the disposition of 1,605,340 shares and sole power to direct the vote of and dispose or to direct the disposition of 1,650 shares, (ii) Mr. Suttman has shared power to direct the vote of and dispose or to direct the disposition of 1,605,340 shares, (iii) Mr. Eubel has shared power to direct the vote of and dispose or to direct the disposition of 1,605,340 shares and sole power to direct the vote of and dispose or to direct the disposition of 650 shares, (iv) Mr. Holtgreive has shared power to direct the vote of and dispose or to direct the disposition of 1,577,340 shares, and (v) Eubel Brady & Suttman Asset Management has shared power to direct the vote of and dispose or to direct the disposition of 1,577,340 shares. The address of each of the parties listed is 7777 Washington Village Drive, Ste. 210 Dayton, Ohio 45459.

AUDIT COMMITTEE REPORT

The following is the report of the audit committee with respect to our audited financial statements for 2002, which include our consolidated balance sheets as of December 31, 2002 and 2001, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto.

Composition. The audit committee of the board of directors is comprised of four directors and operates under a written charter adopted by the board of directors, a copy of which is attached as Appendix A to this proxy statement. All members of the audit committee are “independent”, as defined in SEC Release 34-47137 proposing new Rule 10A-3 under the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange and financially literate.

Responsibilities. The responsibilities of the audit committee include recommending to the board of directors an accounting firm to be engaged as our independent accountants. Management has primary responsibility for our internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The audit committee’s responsibility is to oversee these processes and the activities of our internal audit department.

Review with Management and Independent Accountants. The audit committee has reviewed our consolidated audited financial statements and met separately, and held discussions with, management and PricewaterhouseCoopers LLP, our independent accountants. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The audit committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

Our independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the audit committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the firm’s independence.

Conclusion. Based upon the audit committee’s discussions with management and the independent accountants, the audit committee’s review of the representations of management and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the SEC.

Reappointment of Independent Auditors. In March 2003, the audit committee recommended to the board of directors the reappointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003.

Respectfully submitted by the Audit

Committee of the Board of Directors.

Charles H. Black

Joe E. Davis

Charles F. Smith

Lee A. Ault, III

Audit and Related Fees

Audit Fees. The aggregate fees billed by PricewaterhouseCoopers for professional services for the audit of our annual consolidated financial statements for fiscal 2002 and the review of the consolidated financial statements included in our Form 10-K for fiscal 2002 were $98,842.

Financial Information Systems Design and Implementation Fees. There were no fees billed by PricewaterhouseCoopers to us for financial information systems design and implementation fees for fiscal 2002.

All Other Fees. The aggregate fees billed to us for all other services rendered by PricewaterhouseCoopers for fiscal 2002 were $14,258. Fees in this category were for services in connection with registration statements we filed with the SEC, tax compliance and accounting advice.

Our audit committee has determined that the provision of services rendered above for all other fees is compatible with maintaining PricewaterhouseCoopers’ independence.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Our executive compensation program is administered by the compensation committee of the board of directors. The compensation committee is responsible for approving the compensation package of each executive officer as well as administering our 1997 Stock Option and Awards Plan and our 2002 Incentive Compensation Plan. In making decisions regarding executive compensation, the compensation committee considers the input of our management and other directors.

Management Incentives to Maximize Performance. The compensation committee’s primary objective in designing our executive compensation policy is to provide the proper incentives to management to maximize our performance in order to serve the best interests of our stockholders. We have sought to achieve this objective through the granting of stock options and awards under our 1997 Stock Option and Awards Plan, the award of compensation pursuant to our 2002 Incentive Compensation Plan, and employment agreements with certain of our executive officers.

In determining the total amount and mixture of the compensation package for each executive officer, the compensation committee subjectively considers individual performance, including past and expected contribution to our goals of each executive officer, our overall performance, our long-term needs and goals, and such other factors as the compensation committee determines to be appropriate. Compensation may be in the form of cash, stock options or other awards or other forms of compensation determined appropriate by our compensation committee, subject to the rights of certain executives to be paid a minimum percentage of amounts earned pursuant to our 2002 Incentive Compensation Plan. In addition, pursuant to employment agreements with certain of our executive officers, annual base compensation for those officers equals the greater of a minimum dollar amount or a percentage of our book value, with a maximum limit. This arrangement was established based upon our view that successful performance by our company would result in our ability to raise additional capital.

Our 2002 Incentive Compensation Plan is tied directly to the performance of our company and is designed to incentivize our key employees to maximize our return on equity. The total aggregate amount of compensation that may be earned quarterly by all employees under the plan equals a percentage of taxable net income, before incentive compensation, in excess of the amount that would produce an annualized return on average net worth equal to the ten-year US Treasury Rate plus 1%, or the threshold return. In any quarter in which our taxable net income is an amount less than the amount necessary to earn the threshold return, we will calculate negative incentive compensation for that fiscal quarter which will be carried forward and will offset future incentive compensation earned under the incentive plan with respect to participants who were participants during the fiscal quarter(s) in which negative incentive compensation was generated.

Long-Term Management Performance. The compensation committee believes that the long-term commitment of our current management team is a crucial factor in our future performance. To ensure the long-term commitment of our management team, we assumed and modified employment contracts with certain of our executive officers upon the merger with our external manager. This employment agreements are described in detail under “Employment Agreements.” Consistent with the foregoing, we have structured our executive compensation policies to promote the long-term performance and commitment of our management.

Long-term incentive compensation is realized through granting of stock options and other awards to executive officers. Stock options and other awards are granted by us to aid in the retention and to align the interests of our executive officers with those of our stockholders. In addition, the compensation committee believes that the grant of an equity interest serves to link management interests with stockholder interests and to motivate executive officers to make long-term decisions that are in the best interests of our company and our stockholders and also provides an incentive to maximize stockholder value.

Compensation of Chief Executive Officer. The total compensation for 2002 of Lloyd McAdams, our chairman and chief executive officer, was established pursuant to his employment agreement which was assumed and modified upon the merger with our external manager. Mr. McAdams’ compensation for 2002 was established using substantially the same criteria used to determine compensation levels for our other executive officers which are discussed in this report. The amounts paid to Mr. McAdams in the form of base salary and incentive compensation was determined by the compensation committee subject to a requirement in Mr. McAdams’ employment contract that he be paid at least 45% of amounts earned under our 2002 Incentive Compensation Plan. The compensation committee believes that the compensation arrangements with Mr. McAdams provide a incentive to Mr. McAdams to increase the long-term value of our company to our stockholders.

Section 162(m) of the Internal Revenue Code. The compensation committee periodically reviews the potential implications of Section 162(m) of the tax code. This section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its named executive officers unless the compensation is performance-based within the meaning of Section 162(m). Although the compensation committee will consider various alternatives for preserving the deductibility of compensation payments, the committee reserves the right to award compensation to our executives that may not qualify under Section 162(m) as deductible compensation. Alternatively, such compensation may be deferred pursuant to our Deferred Compensation Plan until future periods to mitigate the effects of Section 162(m). In order to assure that future grants of stock options and other awards to our executive officers qualify as performance-based compensation, certain amendments to our 1997 Stock Option and Awards Plan are being submitted to you at the annual meeting. See “Proposal No. 3: Amendment to 1997 Stock Option and Awards Plan.”

Conclusion. It is the opinion of the compensation committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Respectfully Submitted by the Compensation

Committee of the Board of Directors,

Charles H. Black

Joe E. Davis

Charles F. Smith

Lee A. Ault, III

TOTAL RETURN COMPARISON

The following graph presents a total return comparison of our common stock with the Standard & Poor’s 500 Index and the National Association of Real Estate Investment Trusts, Inc. Mortgage REIT Index.

TOTAL RETURN COMPARISON SINCE OUR COMMENCEMENT OF OPERATIONS

THROUGH DECEMBER 31, 2002

	3/17/98	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
ANWORTH MORTGAGE ASSET CORPORATION	100	47	59	60	157	259
S & P 500	100	115	140	127	115	90
NAREIT MORTGAGE	100	69	46	53	95	124

The total return reflects stock price appreciation, if any, and the value of dividends for our common stock and for each of the comparative indices. The graph assumes that $100 was invested on March 17, 1998 (the date of our commencement of operations) in our common stock, that $100 was invested in each of the indices on February 28, 1998 and that all dividends were reinvested. The total return performance shown in this graph is not necessarily indicative of and is not intended to suggest future total return performance. Measurement points are at the last trading day of the fiscal years represented above.

The preceding Stock Performance Graph, Audit Committee Report and Compensation Committee Report are not considered proxy solicitation materials and are not deemed filed with the SEC. Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statutes, the Stock Performance Graph, Audit Committee Report and Compensation Committee Report shall not be incorporated by reference into any such prior filings or into any future filings made by us under those statutes.

PROPOSAL NO. 2:

APPROVAL OF AMENDMENTS TO ARTICLES OF INCORPORATION

At our annual meeting, stockholders will be asked to approve amendments adopted by our board of directors to our articles of incorporation in the form attached as Appendix B. The amendments make certain changes to the our articles of incorporation in connection with compliance with the listing requirements of the New York Stock Exchange, or the NYSE.

In April 2003, we received approval to list our common stock for trading on the NYSE, and we anticipate that on May 9, 2003, our common stock will begin trading on the NYSE and we will de-list our shares from the American Stock Exchange. As a condition to clearance of our common stock for trading, the NYSE required, and we agreed, subject to stockholder approval, to make certain amendments to our articles of incorporation.

Our articles of incorporation currently contains certain provisions, referred to herein as the share transfer restrictions, that restrict the transfer of our common stock, if, following such transfer, any person would own at any time, directly or indirectly, in the aggregate more than 9.8% of our outstanding common stock, including any shares deemed to be constructively owned by such person under applicable provisions of the tax code. This limitation is referred to as the ownership limit. The share transfer restrictions, which are similar to provisions of the charter documents of many REITs, are designed, in part, to ensure compliance with certain REIT tax law requirements which provide that not more than 50% of the our outstanding common stock can be owned, directly or indirectly, by five or fewer persons.

The proposed amendments to our articles of incorporation clarify that nothing in the articles would prohibit the settlement of any transactions entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system, while maintaining the authority of the board of directors to take all action necessary to maintain our status as a REIT under the tax code.

Our board of directors believes that it is important to assure the investment community and the NYSE that our remedies under the share transfer restrictions in our articles of incorporation do not prohibit the settlement of any transactions on the NYSE. The NYSE has advised us that the NYSE currently requires any REIT listed on the NYSE that has share transfer restrictions in its charter to include provisions similar to those proposed to be included in our articles of incorporation.

Pursuant to our articles of incorporation, amendments to our articles of incorporation must be approved by the affirmative vote of a majority of all of the common stock entitled to vote at the annual meeting of stockholders. If approved, the amendments would become effective upon filing with the Secretary of State of the State of Maryland, which would take place as soon as practicable following the Meeting.

Required Vote

The affirmative vote of a majority of the outstanding shares of our common stock is required to amend our articles of incorporation.

Our board of directors recommends that you vote FOR the amendments to our articles of incorporation. Proxies received will be so voted unless stockholders specify otherwise in the proxy.

PROPOSAL NO. 3:

APPROVAL OF AMENDMENTS TO STOCK OPTION AND AWARDS PLAN

On April 16, 2003, our board of directors adopted amendments to our 1997 Stock Option and Awards Plan to establish an annual limit on the number of shares for which options or other awards may be granted to any participant. Because the amendments are intended to allow grants made under the plan to qualify as “performance-based” compensation under Section 162(m) of the tax code, we are asking you to approve the amendments to the plan. The 1997 Stock Option and Awards Plan, as previously amended and as modified by the amendments, is referred to herein as the “1997 Option Plan.”

General

There is currently no limit on the number of stock options and other awards that may be granted to any individual under our 1997 Option Plan during any year. We have adopted amendments to the plan to:

•	establish an annual limit of 360,000 on the number of shares of our common stock for which stock options and other awards may be granted to any participant under our stock option and awards plan during any year; and

•	provide that any future changes to the annual limit will require the approval of our stockholders.

The annual limit is subject to customary adjustments for recapitalizations and similar events. If this proposal is approved by our stockholders, the annual limit will become effective for calendar year 2003.

As mentioned above, we adopted the amendments to our 1997 Option Plan so that grants made under the plan after stockholder approval will qualify as “performance-based” compensation under Section 162(m) of the tax code. Under Section 162(m), we may not receive a federal income tax deduction for compensation paid to our chief executive officer or any of the four other most highly compensated executive officers to the extent that any of these persons receives more than $1 million in compensation in any one year. However, if we pay compensation that is “performance-based” under Section 162(m), we can receive a federal income tax deduction for the compensation paid even if such compensation exceeds $1 million in a single year. The limits set forth in the amendments allow compensation realized upon the exercise of stock options or stock appreciation rights granted after stockholder approval to meet the requirements for “performance-based compensation” under Section 162(m).

Following is a brief summary of our 1997 Option Plan, a copy of which is attached hereto as Appendix C.

Purpose

The purpose of our 1997 Option Plan is to provide a means of compensation in order to attract and retain qualified personnel and to provide an incentive to others whose job performance affects our company.

Awards

Our 1997 Option Plan provides for the following grants:

•	qualified incentive stock options, or ISOs, which meet the requirements of Section 422 of the tax code;

•	stock options not so qualified, or NQSOs;

•	deferred stock, in which delivery of common stock occurs upon expiration of a deferral period;

•	restricted stock, in which common stock is granted to participants subject to restrictions on transferability and other restrictions, which lapse over time;

•	performance shares, consisting of a right to receive common stock subject to restrictions based upon the attainment of specified performance criteria;

•	stock appreciation rights, whether in conjunction with the grant of stock options or independently, or stock appreciation rights that are only exercisable in the event of a change in control of our company or upon other events; and

•	dividend equivalent rights, or DERs, consisting of a right to receive cash or stock equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments.

Eligibility

Officers, employees and consultants of our company and its subsidiaries are eligible to receive options and other awards under our 1997 Option Plan at the discretion of the plan administrator.

Administration

Our 1997 Option Plan is administered by our compensation committee. The committee is composed of individuals who meet the qualifications to be a “non-employee director” as defined in Rule 16b-3 as promulgated under the Exchange Act. Grants made by the committee are discretionary, although the committee may consider such factors as a grantee’s ability, ingenuity and industry. The committee has the authority under our 1997 Option Plan, among other things, to:

•	determine which eligible employees will participate in our 1997 Option Plan;

•	determine the form of options or awards, and whether such options or awards will be granted on a tandem basis or in conjunction with other options and awards;

•	determine the number of shares of common stock or rights covered by an option or award; and

•	determine the terms and conditions of any options or awards granted under our 1997 Option Plan.

Stock Options

Options become exercisable in accordance with the terms of the grant made by the administrator. The administrator has discretionary authority to determine at the time an option or award is granted when and in what increments shares covered by the option may be purchased and, in the case of options, whether it is intended to be an ISO or a NQSO.

Certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the common stock (110% in the case of a grantee who holds or is deemed to hold more than 10% of the total combined voting power of our outstanding stock) and a maximum term of ten years (five years in the case of a grantee who holds or is deemed to hold more than 10% of the total combined voting power of our outstanding stock). Moreover, ISOs may not be granted to any of our directors who is not also an employee, or to directors, officers and other employees of entities unrelated to us. Additionally, without approval of our board of directors, no options or awards may be granted under our 1997 Option Plan to any person who, assuming exercise of all options held by such person, would own or be deemed to own more than 9.8% of the outstanding shares of our common stock.

Options terminate no more than 10 years from the date of grant (or five years in the case of ISOs granted to an employee who owns or is deemed to own in excess of 10% of the total combined voting power of our outstanding stock). Options may be granted on terms providing for exercise either in whole or in any part at any time or times during their terms, or only in specified percentages at stated time periods or intervals during the term of the option.

The exercise price of any option granted under our 1997 Option Plan is payable in full in cash, or its equivalent as determined by the administrator. We may make loans available to option holders, other than officers and directors, to exercise options evidenced by a promissory note executed by the option holder and secured by a pledge of common stock with fair market value at least equal to the principal amount of the promissory note unless otherwise determined by the administrator.

Stock Appreciation Rights

The administrator may grant SARs in connection with related options or free-standing SARs that are not associated with an option. SARs entitle the holder to receive, upon exercise, an amount of cash, shares of our common stock or both (as determined by the administrator), equal in value to the excess of the fair market value of the shares covered by the SAR on the date of exercise over (i) the exercise price of the related option for such shares if the SAR is related to an option, or (ii) the price specified in the SAR, if the SAR is a free-standing SAR. The exercise price of a free-standing SAR cannot be less than the per share fair market value of our common stock on the grant date. If an SAR is related to an option, the exercise of the SAR results in cancellation of the related option or, conversely, the exercise of the related option will result in cancellation of the SAR. SARs which are related to options may only be exercised to the extent the related option is then exercisable. Free-standing SARs become exercisable at the times determined by the administrator on or after the grant date. Generally, however, no free-standing SARs may be exercised within six months following the grant date.

The administrator may also grant limited SARs in connection with related options or as free-standing limited SARs. Limited SARs may only be exercised within thirty days after a change in control of our company. Upon the exercise of a limited SAR, the holder will receive an amount of cash equal to the excess of the “change of control price” (as defined below under the heading “Change of Control”) of the shares covered by the SAR, over the exercise price of the related option. In the case of a free-standing limited SAR, the holder will receive an amount of cash equal to the excess of the change of control price of the shares over the price per share specified in the SAR. Generally, limited SARs may not be exercised within six months after the grant date.

No SARs or limited SARs have been granted under the Plan.

Stock Purchase Rights

The administrator may issue shares of our common stock to eligible persons through direct issuances in amounts to be determined by the administrator. The administrator determines when the shares will vest. The vesting schedule may be based on the passage of time or the attainment of designated performance goals. Shares may also be issued pursuant to deferred stock awards that entitle the recipients to receive shares after the passage of a certain period of time, or upon the attainment of designated performance goals. The administrator determines the price, if any, that a recipient shall pay for the award. If a recipient’s service with us terminates, any unvested shares or awards held by the recipient will be forfeited and the recipient will only receive the amount, if any, paid by the recipient for the shares, plus interest on such amount at eight percent per year.

DERs

Dividend equivalent rights, or DERs, may be granted in tandem with options granted under our 1997 Option Plan, at the discretion of the administrator. Such DERs accrue for the account of the optionee shares of common stock upon the payment of cash dividends on outstanding shares of common stock. The number of shares accrued is determined by a formula and such shares are transferred to the optionee only upon exercise of the related option.

The plan permits DERs to be granted under the plan with various characteristics. First, DERs can be issued in “current-pay” form so that payment can be made to the optionee at the same time as dividends are paid to holders of outstanding common stock. Second, DERs can be made eligible to participate not only in cash distributions but also distributions of stock or other property made to holders of outstanding common stock.

Shares of common stock accrued for the account of the optionee pursuant to a DER grant may also be made eligible to receive dividends and distributions. Finally, DERs can be made “performance based” by conditioning the right of the holder of the DER to receive any dividend equivalent payment or accrual upon the satisfaction of specified performance objectives.

Shares

Our 1997 Option Plan currently authorizes the grant of options to purchase, and awards of, an aggregate of 1,800,000 shares, plus annual increases in the authorized number of shares in an aggregate amount of two percent (2%) of the outstanding shares of our common stock, subject to a maximum annual increase of 300,000 shares and a maximum number of aggregate shares available under the plan of 3,000,000 shares. If an option granted under our plan expires or terminates, or an award is forfeited, the shares subject to any unexercised portion of such option or award will again become available for the issuance of further options or awards under our plan.

As of April 28, 2003, a total of 626,561 shares were subject to outstanding but unexercised options under our 1997 Option Plan, 28,618 shares had accrued pursuant to dividend equivalent rights granted thereunder, 234,605 shares had been issued pursuant to the exercise of outstanding options, 31,112 shares had been issued in payment of amounts earned under the 2002 Incentive Compensation Plan, and 60,000 shares had been issued pursuant to restricted stock grants. As of April 28, 2003, a total of 819,104 shares remained available for grant purposes (plus any shares which may become available because outstanding options expire, are canceled or otherwise terminate before being exercised).

Changes in Capital

If we pay dividends in our common stock or there are splits, subdivisions or combinations of shares of our common stock, or we are involved in any merger, reorganization, recapitalization or similar change affecting our common stock, the number of shares available under our 1997 Option Plan shall be increased or decreased proportionately, as the case may be. Additionally, the number of shares of common stock outstanding under any option, SAR or stock purchase right and the exercise price per share of any outstanding award shall be adjusted in a manner which prevents the enlargement or dilution of rights or benefits under any such outstanding awards.

Change of Control

In the event we merge or consolidate with another corporation, or our assets are sold, or 30% or more of our voting stock is acquired, or our company is liquidated, or in the event of certain changes in the composition of our board of directors, then all options and SARs outstanding for at least six months and all stock purchase rights shall become fully vested, unless the administrator or our board determines otherwise.

Unless otherwise determined by the administrator, the value of all outstanding options, DERs, SARs, limited SARs and stock purchase rights will be cashed out by a payment to the holders of such awards in cash or other property, as the administrator determines, on the basis of the change of control price. The change of control price is the higher of (i) the highest price per share paid or offered in any transaction related to a change of control of our company, or (ii) the highest price per share paid in any transaction reported on the exchange on which our common stock is listed during the preceding sixty-day period. Certain limitations apply in the calculation of the change of control price for SARs that are related to incentive stock options.

Amendment and Termination of Plan

Unless previously terminated by our board of directors, our stock option and awards plan will terminate in December 2007, and no options or awards may be granted under the plan thereafter.

Our board of directors may from time to time revise or amend our stock option and awards plan, and may suspend or discontinue it at any time. No such revision or amendment, however, may impair the rights of any participant under any outstanding award without his or her consent or may, without stockholder approval:

•	increase the number of shares subject to our stock option and awards plan;

•	change the class of participants eligible to receive options or awards under our plan;

•	materially increase the benefits accruing to participants under our plan; or

•	extend the maximum option term under our plan.

Federal Income Tax Consequences

The following is only a brief summary of the effect of federal income taxation on the recipient of an award and our company under our 1997 Option Plan. This summary is not exhaustive and does not discuss the income tax laws of any municipality, state or country outside of the United States in which a recipient of an award may reside.

Stock Options

If an option granted under our 1997 Option Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability upon exercise unless the optionee is subject to the alternative minimum tax or the optionee receives additional shares of stock upon exercise of the ISO pursuant to dividend equivalent rights related to the ISO. Additionally, the Internal Revenue Service has indicated that it may, at some future date, require withholding of FICA and Medicare taxes on the exercise of ISOs. We will not be permitted a deduction for federal income tax purposes due to an exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied (i.e., a disqualifying disposition occurs), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

All options that do not qualify as ISOs are taxed as NSOs. An optionee will recognize no income upon grant of an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the fair market value of the shares on the exercise date over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the tax code. The income recognized by an optionee who is also an employee of our company will be subject to tax withholding by us. Upon the sale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

DERs

A participant who receives cash or stock under current-pay DERs will recognize ordinary income upon receipt of the cash or stock. If the participant receives stock, the amount of ordinary income will be equal to the fair market value of the shares on the date of receipt. A participant who receives additional shares of stock upon the exercise of an option will recognize ordinary income upon the exercise of the option in an amount to equal to the fair market value of the additional shares on the exercise date. This income is in addition to any other income that the participant recognizes upon the exercise of the option as discussed above. The income recognized by a participant who is also an employee of our company will be subject to tax withholding by us. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant.

Stock Appreciation Rights

A recipient will not recognize any taxable income in connection with the grant of an SAR in connection with a stock option. On exercise of an SAR, the recipient will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the exercise price (if any) of the SAR and the fair market value of the stock subject to the SAR at the time of exercise. If the recipient is an employee, such amount will be subject to withholding by us. We will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the SAR.

If the recipient receives shares of our common stock upon exercise of an SAR, the tax consequences on the purchase and sale of such shares will be the same as those discussed above for NSOs.

Stock Purchase Rights

Stock purchase rights generally will be subject to the tax consequences discussed above for NSOs.

Capital Gains

Capital gains are grouped and netted by holding periods. Net capital gains on capital assets held for 12 months or less are taxed at the individual’s federal ordinary income tax rate. Net capital gains on capital assets held for more than 12 months are taxed at a maximum federal rate of 20%. Deductions for capital losses associated with the disposition of a capital asset are allowed in full against capital gains and up to $3,000 against ordinary income.

Deductibility of Executive Compensation

Special rules limit the deductibility of compensation paid to our Chief Executive Officer and next four most highly compensated executive officers. Under Section 162(m) of the tax code, the annual compensation paid to each of these executives may not be deductible to the extent that their compensation exceeds $1 million. However, we will be able to preserve the deductibility of compensation over $1 million if the requirements for deductibility under Section 162(m) are satisfied. The amendments to the 1997 Option Plan are designed to permit certain stock options granted under the plan after stockholder approval of the amendments to satisfy the conditions of Section 162(m).

Option Grant Table

The following table summarizes options, stock purchase rights and SARs granted during fiscal year 2002 to the executive officers named in the Summary Compensation Table, all current executive officers as a group, all current directors who are not executive officers as a group, and all other employees as a group.

AMENDED PLAN BENEFITS

1997 STOCK OPTION AND AWARDS PLAN

Name and Position of Individual	Securities Underlying Awards Granted (#)	Weighted Average Exercise Price Per Share ($/sh)
Lloyd McAdams President, Chief Executive Officer and Chairman	119,725	11.77

Thad M. Brown Chief Financial Officer, Treasurer and Secretary	30,000	11.20

Joseph E. McAdams Executive Vice President	140,000	10.39

Heather U. Baines Executive Vice President	64,520	10.02

Evangelos Karagiannis Vice President	30,000	11.20

Pamela J. Watson Chief Financial Officer and Secretary	—	—

All current executive officers as a group	384,245	10.56

All current directors who are not executive officers as a group	40,000	11.21

All other employees (including all current officers who are not executive officers) as a group	70,000	11.21

Equity Compensation Plan Information

The following table provides information as of December 31, 2002 with respect to our common shares issuable under our equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	655,179	$10.10	519,104
Equity compensation plans not approved by security holders (2)	N/A	N/A	N/A

Total	655,179	$10.10	519,104

(1)

The Anworth 1997 Stock Option and Awards Plan, as amended, allows for the granting of stock options and other awards to eligible individuals, which generally includes directors, officers, employees and consultants. The plan does not segregate the number of securities remaining available for future issuance among stock options and other awards. The 519,104 shares authorized for future issuance represents the total number of shares available through any combination of stock options or other awards. The share reserve under the plan automatically increases on the first trading day in January each calendar year by an amount equal to two (2%) percent of the total number of shares of our common stock outstanding on the last trading day of December in the prior calendar year, but in no event will this annual increase exceed 300,000 shares and in no event will the total number of common stock in the share reserve (as adjusted for all such annual increases) exceed three million shares.

(2)	The Company has not authorized the issuance of its equity securities under any plan not approved by security holders.

Vote Required

The affirmative vote of a majority of all votes cast on the matter at a meeting at which a quorum is present is necessary to amend our 1997 Stock Option and Awards Plan.

Our board of directors recommends that you vote FOR the amendments to our 1997 Stock Option and Awards Plan. Proxies received will be so voted unless stockholders specify otherwise in the proxy.

PROPOSAL NO. 4:

RATIFICATION OF PRICEWATERHOUSECOOPERS LLP

AS INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP, our independent accountants for the year ended December 31, 2002, was recommended by the Audit Committee, whose selection was approved by the Board of Directors, to act in such capacity for the fiscal year ending December 31, 2003, subject to ratification by the stockholders.

We have been advised by PricewaterhouseCoopers LLP that the firm has no relationship with our company or its subsidiaries or affiliates other than that arising from the firm’s engagement as auditors, tax advisors and consultants. If the selection of PricewaterhouseCoopers LLP is not ratified by the affirmative vote of at least a majority of the shares casting votes on the matter at the meeting, or if prior to the annual meeting, PricewaterhouseCoopers LLP should decline to act or otherwise become incapable of acting, or if its employment should be otherwise discontinued by our board of directors, then in any such case our board of directors will appoint other independent auditors whose employment for any period subsequent to the 2003 annual meeting will be subject to ratification by the stockholders at the 2004 annual meeting.

A representative of PricewaterhouseCoopers LLP will be present in person at the annual meeting to make a statement if he or she desires, and to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of all votes cast on the matter at a meeting at which a quorum is present is necessary to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants.

Our board of directors recommends that you vote FOR the ratification of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003. Proxies received will be so voted unless stockholders specify otherwise in the proxy.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, our directors, officers and persons holding more than 10% of our common stock are required to file forms reporting their beneficial ownership of our common stock and subsequent changes in that ownership with the SEC. Such persons are also required to furnish us copies of the forms so filed. Based solely upon a review of copies of such forms filed with us, we believe that during 2002, our officers and directors complied with the Section 16(a) filing requirements on a timely basis.

Expenses of Proxy Solicitation

In addition, brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. Our directors, officers and employees may solicit proxies by telephone or in person (but will receive no additional compensation for such solicitation). We will bear the expense of this proxy solicitation.

Annual Report

A copy of the annual report to stockholders of our company for the 2002 fiscal year has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material.

Stockholder Proposals for 2004 Annual Meeting

Proposals of stockholders for consideration at the 2004 annual meeting of stockholders must be received by us no later than the close of business on December     , 2003 in order to be included in our proxy statement and proxy relating to that meeting. In addition, the proxy solicited by our board for the 2004 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal on or before March     , 2004.

May     , 2003

By Order of the Board of Directors

/s/     Thad M. Brown

Thad M. Brown

Secretary

APPENDIX A

The following Audit Committee Charter shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Anworth specifically incorporates it by reference into such filing.

Anworth Mortgage Asset Corporation

Audit Committee Charter

The Board of Directors (the “Board”) of Anworth Mortgage Asset Corporation (the “Company”) has established a standing committee to be known as the Audit Committee (the “Committee”).

Purpose

The purpose of the Committee is to oversee the Company’s auditing, accounting and control functions, including primary responsibility for the financial reporting process of the Company. In particular, the Committee shall assist the Board in monitoring:

•	The integrity of the financial statements of the Company,

•	The outside auditor’s independence and qualifications,

•	The performance of the Company’s outside auditors,

•	The compliance by the Company with legal and regulatory requirements, and

•	The effectiveness of the Company’s internal controls.

The Committee’s responsibilities shall also include:

•	Preparing the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement, and

•	The appointment, compensation, retention, oversight and, where appropriate, replacement of the Company’s outside auditors, who are responsible to the Board and the Committee.

Authority

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. Such authority includes but is not limited to:

•	Retaining outside counsel, accountants, outside advisors, consultants, or others to assist in the conduct of an investigation or as it determines appropriate to advise or assist in the performance of its functions.

•	Seeking any information it requires from employees or external parties. Employees and external parties will be directed to cooperate and comply with the committee’s requests.

•	Meeting with the senior financial personnel, company officers, outside auditors, or outside counsel, as necessary.

Composition

The Committee shall be composed of such number of directors as may be appointed by the Board, but shall have at least three members, each of whom shall meet the independence and experience requirements of the New York Stock Exchange, as determined by the Board. Such members shall be outside directors who are independent of Company management and in a better position to provide the independent point of view crucial to this Committee’s effectiveness. All such members shall be financially literate and at least one shall qualify as a “financial expert” as defined under applicable SEC rules, as determined by the Board.

The Board shall appoint the members of the Committee to serve until their successors have been duly designated and one member so appointed shall be designated by the Board as the chair of the Committee.

Members of the Committee may be removed by the Board for any reason at any time. Vacancies on the Committee shall be filled by vote of the Board during its first meeting following the occurrence of such vacancy.

Meetings

The Committee shall meet at least four times a year, and may meet additionally as it deems necessary or appropriate in its judgment, either in person or telephonically, such additional meetings to be called by the chair or at least two other members of the Committee.

The Committee may adopt rules for its meetings and activities. In the absence of any such rules, Committee actions shall be governed by the Company’s bylaws and applicable law. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee. Minutes shall be regularly kept of the Committee’s proceedings, by a person appointed by the Committee to do so.

The Committee shall also meet at least quarterly with management and the Company’s outside auditors in separate executive sessions.

Responsibilities

The Committee will carry out the following responsibilities:

Financial Statements

•	Review the annual audited and quarterly financial statements, including the results of the audit for each fiscal year, with management and the outside auditor, and recommend to the Board the inclusion of the annual audited financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC.

•	Reviewing with the outside auditor and management the results of the outside auditor’s review of the quarterly financial statements, including any significant accounting or disclosure issues, prior to filing quarterly reports on Form 10-Q with the SEC.

•	Review from time to time (but in no event less often than annually) with the outside auditor and management, as appropriate:

•	Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	Major issues regarding the Company’s accounting and auditing principles and practices, including critical accounting policies, and major changes in auditing and accounting principles and practices proposed or promulgated by regulatory accounting authorities or suggested by the outside auditor, internal auditor or management;

•	Matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

•	The results of the audit, which should include a review of any audit problems or difficulties encountered by the outside auditor in the course of the audit work, including any restrictions on the scope of activities or access to required personnel or information, and any disagreements with management; and

External Audit

•	Annually retain, evaluate, and, if appropriate, recommend termination of the Company’s outside auditor. The Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, oversight, and evaluation of performance of the work of the outside auditor.

•	Approve in advance all audit engagement fees and the terms of all audit services to be provided by the outside auditor. The Committee shall establish policies and procedures for the engagement of the outside auditor to provide permissible non-audit services, which shall include pre-approval of such services.

•	At least annually, obtain and review a report from the outside auditor describing any relationships between the auditor and the Company and any other relationships that may adversely affect the auditor’s independence, consider the independence of the outside auditor, and otherwise take appropriate action to satisfy itself of the independence of the auditor, including considering whether the provision of non-audit services by the outside auditor is compatible with the auditor’s independence.

•	At least annually, review the outside auditor’s proposed audit scope and approach (inclusions and exclusions), including coordination of audit effort with internal audit, to ensure the completeness of coverage and reduction of redundant efforts.

•	At least annually, obtain and review a report by the outside auditor describing its own internal quality-control procedures; any material issues raised by its most recent quality-control review or peer review; and any inquiry or investigation by governmental or professional authorities respecting any of its audits within the past five years, together with any steps taken to deal with any such issues.

Internal Audit

•	Review the internal audit function of the Company, including the proposed programs for the coming year, and the coordination of such programs with the outside auditors, with particular attention to maintaining the best possible balance between independent and internal auditing resources.

•	Review progress of the internal audit program, key findings and management’s action plans to address findings.

Compliance

•	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable law and regulations.

•	Review the effectiveness of procedures for the receipt, retention, resolution and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for employees to make confidential and anonymous submissions of concern regarding questionable accounting or auditing matters. This should also include a review of management follow-up, including disciplinary action, for any actions of noncompliance.

Internal Controls

•	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Periodically review the adequacy and effectiveness of the Company’s disclosure controls and procedures and the Company’s internal controls, including any information technology security and control.

Reporting

•	Regularly report to the Board about committee activities, issues and related recommendations.

•	Report annually to the stockholders, describing the committee’s composition, responsibilities, and how they were discharged, and any other information required by regulators.

Other Responsibilities

•	Assess annually the Committee’s and individual members’ performance of the duties specified in this Charter and report its findings to the Board.

•	Annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board. This Charter shall be disclosed in the Company’s proxy statement at least once every three years.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan and conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditor.

APPENDIX B

ANWORTH MORTGAGE ASSET CORPORATION

ARTICLES OF AMENDMENT

Anworth Mortgage Asset Corporation, a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended as follows:

(a) The beginning of Article NINTH, Sections 9.2 and 9.2.1 of the Charter are amended to read in their entirety as follows:

Section 9.2    Capital Stock. Subject to Section 9.2.10 hereof:

Section 9.2.1    Ownership Limitations During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(b) Article NINTH, Section 9.2.5 of the Charter is amended to read in its entirety as follows:

Section 9.2.5    Remedies Not Limited Nothing contained in this Article NINTH shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders in preserving the Corporation’s status as a REIT, so long as such action does not prohibit the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.

(c) Article NINTH, Section 9.2.10 of the Charter is amended to read in its entirety as follows:

Section 9.2.10    Settlements Permitted Nothing contained in this Article NINTH or in any provision hereof shall prohibit the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.

SECOND: The amendment does not increase the authorized stock of the Corporation.

THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

FOURTH: The foregoing amendment to the Charter of the Corporation shall become effective upon acceptance for record by the Maryland State Department of Assessments and Taxation.

B-1

IN WITNESS WHEREOF, Anworth Mortgage Asset Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on                         , 2003.

WITNESS:		ANWORTH MORTGAGE ASSET CORPORATION

By:		By:

	Thad M. Brown Secretary		Lloyd McAdams President

THE UNDERSIGNED, President of Anworth Mortgage Asset Corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

By:

Lloyd McAdams President

B-2

APPENDIX C

ANWORTH MORTGAGE ASSET CORPORATION

1997 STOCK OPTION AND AWARDS PLAN

(as amended February 16, 1998, April 20, 2001, April 18, 2002 and April 16, 2003)

SECTION 1.    GENERAL PURPOSE OF PLAN; DEFINITIONS.

(a)    This plan is intended to implement and govern the 1997 Stock Option and Awards Plan (the “Plan”) of Anworth Mortgage Asset Corporation, a Maryland corporation (the “Company”). The Plan was adopted by the Board of Directors of the Company (the “Board”) as of December 17, 1997, subject to the approval of the Company’s stockholders. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry and to provide incentives to the directors, officers and other key employees, and agents and consultants that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

(b)    Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(1)    “Accrued DERs” means DERs with the accrual rights described in Section 5(k).

(2)    “Administrator” means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

(3)    “Board” means the Board of Directors of the Company.

(4)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(5)    “Committee” means the Compensation Committee of the Board, which shall be composed entirely of two or more individuals who meet the qualifications to be a “Non-Employee Director” as defined in Rule 16b-3 (“Rule 16b-3”) as promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), as such rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(6)    “Company” means Anworth Mortgage Asset Corporation, a corporation organized under the laws of the State of Maryland (or any successor corporation).

(7)    “Current-pay DERs” means DERs with the current-pay rights described in Section 5(k).

(8)    “DERs” shall mean Accrued DERs and Current-pay DERs.

(9)    “Deferred Stock” means an award granted pursuant to Section 7 of the right to receive Stock at the end of a specified deferral period.

(10)    “Disability” means permanent and total disability as determined within the meaning of Section 22(e)(3) of the Code.

(11)    “Effective Date” shall mean the date provided pursuant to Section 14.

(12)    “Eligible Employee” means an employee of the Company, any Subsidiary, a Parent Corporation or the Manager eligible to participate in the Plan pursuant to Section 4.

(13)    “Fair Market Value” means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion. The Fair Market Value on the effective date of the Company’s IPO shall be the price at which the Company’s Stock is issued in connection therewith.

(14)    “Incentive Stock Option” means any Stock Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(15)    “IPO” means the Company’s initial public offering of its Stock on a Form S-11 Registration Statement.

(16)    “Limited Stock Appreciation Right” means a Stock Appreciation Right that can be exercised only in the event of a “Change of Control” (as defined in Section 10 below).

(17)    “Manager” means Anworth Mortgage Advisory Corporation, a California corporation.

(18)    “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

(19)    “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(20)    “Participant” means any Eligible Employee of the Company, any Subsidiary, a Parent Corporation or the Manager, or any consultant or agent of the Company (including, but not limited to, third party service providers which provide services pursuant to services agreements), any Subsidiary or a Parent Corporation selected by the Committee, pursuant to the Administrator’s authority in Section 2, to receive grants of Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

(21)    “Restricted Period” means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 7.

(22)    “Performance Share” means an award of shares of Stock granted pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

(23)    “Restricted Stock” means an award granted pursuant to Section 7 of shares of Stock subject to restrictions that will lapse with the passage of time.

(24)    “Stock” means the common stock, $0.01 par value per share, of the Company.

(25)    “Stock Appreciation Right” means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock

Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

(26)    “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 5.

(27)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.    ADMINISTRATION.

(a)    The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Committee does not consist solely of Non-Employee Directors, as referenced in the definition of Committee in Section 1 hereof, then the Plan shall be administered, and each grant shall be approved, by the Board.

(b)    The Administrator shall have the power and authority to grant to Eligible Employees and consultants or agents of the Company, any Subsidiary or Parent Corporation, or any employee of the Manager, pursuant to the terms of the Plan: (A) Stock Options (with or without DERs), (B) Stock Appreciation Rights or Limited Stock Appreciation Rights, (C) Restricted Stock, (D) Deferred Stock, (E) Performance Shares or (F) any combination of the foregoing.

In particular, the Administrator shall have the authority:

(1)    to select those employees of the Company, any Subsidiary, a Parent Corporation or the Manager who shall be Eligible Employees;

(2)    to determine whether and to what extent Stock Options (with or without DERs), Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Eligible Employees or any consultant or agent of the Company or any Subsidiary or Parent Corporation hereunder;

(3)    to determine the number of shares to be covered by each such award granted hereunder;

(4)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period, and (y) the performance goals and periods applicable to the award of Performance Shares; and

(5)    to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

(c)    The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

(d)    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries, a Parent Corporation, the Manager and the Participants.

SECTION 3.    STOCK SUBJECT TO PLAN.

(a)    The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,500,000. The number of shares of Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2003, by an amount equal to two percent (2%) of the total number of shares of Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 300,000 shares and in no event shall the aggregate number of shares of Stock available for issuance under the Plan (as adjusted for all such annual increases) exceed 3,000,000 shares. At all times, the number of shares reserved and available for issuance hereunder as so determined from time to time shall be decreased by virtue of awards granted and outstanding or exercised hereunder. No Participant may be granted Stock Options, Restricted Stock, Performance Shares, Deferred Stock or Free Standing Stock Appreciation Rights for more than 360,000 shares of Stock in the aggregate per calendar year.

(b)    To the extent that (i) a Stock Option or DER expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

(c)    In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment may be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options and DERs granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number and (iii) the maximum number of shares of Stock for which any Participant may be granted Stock Options, Restricted Stock, Performance Shares, Deferred Stock or Free Standing Stock Appreciation Rights in the aggregate per calendar year. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option.

SECTION 4.    ELIGIBILITY.

(a)    Officers and other key employees of the Company, any Subsidiaries, a Parent Corporation or the Manager who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries and directors of the Company, any Subsidiary, a Parent Corporation and the Manager, and consultants and agents of the Company, its Subsidiaries or Parent Corporation, shall be eligible to be granted Non-Qualified Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards and Performance Shares hereunder. Officers and other key employees of the Company, its Subsidiaries or a Parent Corporation shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees and consultants and agents recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

(b)    Notwithstanding the foregoing, a Participant shall not be eligible to be granted an award under this Plan if he/she is deemed to own more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company. For this purpose, the term

“ownership” is defined in accordance with the Real Estate Investment Trust provisions of the Code, the constructive ownership provisions of Section 544 of the Code, as modified by Section 856(h)(1)(b) of the Code, and Rule 13d-3 promulgated by the Commission under the Act.

SECTION 5.    STOCK OPTIONS.

(a)    Stock Options may be granted alone or in addition to other awards granted under the Plan, including DERs as described in Section 5(k). Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

(b)    The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without DERs, Stock Appreciation Rights or Limited Stock Appreciation Rights), provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company, its Subsidiaries or a Parent Corporation. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

(c)    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(i)    Option Price.  The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii)    Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

(iii)    Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option, but in no case, less than six

(6) months following the date of grant of the option. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires.

(iv)    Method of Exercise.  Subject to Section 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by cancellation of any indebtedness owed by the Company to the optionee, (ii) by a full recourse promissory note executed by the optionee, (iii) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant, or (iv) by any combination of the foregoing. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

(d)    The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

(e)    Loans.  The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder’s termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

(f)    Limits on Transferability of Options.

(i)    Subject to Section 5(f)(ii), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a “qualified domestic relations order,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

(ii)    The Administrator may, in its discretion, authorize all or a portion of the options (other than Incentive Stock Options) to be granted to an optionee to be on terms which permit transfer by such optionee to (A) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or (D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 5(f)(ii), and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 5(f)(i) or expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(g), (h) and (i) and 11(c) hereof, the terms “optionee,” “Stock Option holder” and “Participant” shall be deemed to refer to the transferee. The events of termination of employment under Sections 5(g), (h) and (i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under such sections unless the option agreement governing such options otherwise provides. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(c) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. Any transfer of a Stock Option that was originally granted with DERs related thereto shall automatically include the transfer of such DERs, any attempt to transfer such Stock Option separately from such DERs shall be void, and such DERs shall continue in effect according to their terms. “Qualified domestic partner” for the purpose of this Section 5(f)(ii) shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

(g)    Termination by Death.  If an optionee’s employment with the Company, any Subsidiary, a Parent Corporation or the Manager terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)    Termination by Reason of Disability.  If an optionee’s employment with the Company, any Subsidiary, a Parent Corporation or the Manager terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such one-year period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of termination for a period of one year (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the applicable exercise periods under Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

(i)    Other Termination.  Except as otherwise determined by the Administrator, if an optionee’s employment with the Company, any Subsidiary, a Parent Corporation or the Manager terminates for any reason other than death or Disability, the Stock Option may be exercised until the earlier to occur of (i) three months from the date of such termination, or (ii) the expiration of the stated term of such Stock Option, or (iii) such shorter period as the Administrator may specify at grant.

(j)    Annual Limit on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company, a Parent Corporation or any Subsidiary become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

(k)    DERs.  The Administrator shall have the discretion to grant DERs in conjunction with grants of Stock Options pursuant to this Section 5. DERs may be granted in either of two forms, “Current-pay DERs” and “Accrued DERs” and the Administrator may condition the payment or accrual of amounts in respect thereof subject to satisfaction of such performance objectives as the Administrator may specify at the time of grant. Assuming satisfaction of any applicable conditions, Current-pay DERs shall be paid concurrently with any dividends or distributions paid on the Stock during the time the related Stock Options are outstanding in an amount equal to the cash dividend (or Stock or other property hereby distributed) per share being paid on the Stock times the number of shares subject to the related Stock Options. Current-pay DERs are payable in cash, Stock or such other property as may be distributed to stockholders. Accrued DERs may be accrued in respect of cash dividends only or cash dividends and the value of any Stock or other property distributed to stockholders, as the Administrator shall determine at the time of grant. Assuming satisfaction of any applicable conditions, Accrued DERs shall be accrued with respect to the related Stock Options outstanding as of the date dividends are declared on the Company’s Stock in accordance with the following formula:

(A x B) / C

under which “A” equals the number of shares subject to such Stock Options, “B” equals the cash dividend per share or the value per share of the Stock or other property being distributed, as the case may be, and “C” equals the Fair Market Value per share of Stock on the dividend payment date. The Accrued DERs shall represent shares of Stock which shall be issuable to the holder of the related Stock Option proportionately as the holder exercises the Stock Option to which the Accrued DERs relate, rounded down to the nearest whole number of shares. DERs shall expire upon the expiration of the Stock Options to which they relate. The Administrator shall specify at the time of grant whether dividends shall be payable or credited on Accrued DERs. Notwithstanding anything to the contrary herein, Accrued DERs granted with respect to Stock Options shall be accrued only to the extent of the number of shares of stock then reserved and available for issuance under the Plan in excess of the number of shares subject to issuance pursuant to outstanding Stock Option, Accrued DER, Stock Appreciation Right, Limited Stock Appreciation Right, Deferred Stock or Performance Share awards.

SECTION 6.    STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

(a)    Grant and Exercise.  Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Related Rights”). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

A Related Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(b)    Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

(i)    Stock Appreciation Rights that are Related Rights (“Related Stock Appreciation Rights”) shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

(ii)    Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

(iii)    Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (f) of Section 5.

(iv)    Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan.

(v)    A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

(vi)    Stock Appreciation Rights that are Free Standing Rights (“Free Standing Stock Appreciation Rights”) shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

(vii)    The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(viii)    Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock with respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

(ix)    Free Standing Stock Appreciation Rights shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraph (f) of Section 5.

(x)    In the event of the termination of an employee who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

(xi)    Limited Stock Appreciation Rights may only be exercised within the 30-day period following a “Change of Control” (as defined in Section 10 below), and, with respect to Limited Stock Appreciation Rights that are Related Rights (“Related Limited Stock Appreciation Rights”), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

(xii)    Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the “Change of Control Price” (as defined in Section 10) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

(xiii)    For the purpose of the limitation set forth in Section 3 on the number of shares to be issued under the Plan, the grant or exercise of Free Standing Stock Appreciation Rights shall be deemed to constitute the grant or exercise, respectively, of Stock Options with respect to the number of shares of Stock with respect to which such Free Standing Stock Appreciation Rights were so granted or exercised.

SECTION 7.    RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

(a)    General.  Restricted Stock, Deferred Stock and Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of

Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in Section 7(c)) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock and Performance Share awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock and Performance Share awards need not be the same with respect to each recipient.

(b)    Awards and Certificates.  The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a “Restricted Stock Award Agreement,” “Deferred Stock Award Agreement,” or “Performance Share Award Agreement,” as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date.

Except as otherwise provided below in this Section 7(b), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Anworth Mortgage Asset Corporation 1997 Stock Option and Awards Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and Anworth Mortgage Asset Corporation. Copies of such Plan and Agreement are on file in the offices of Anworth Mortgage Asset Corporation.”

The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

(c)    Restrictions and Conditions.  The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i)    Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock or Performance Share award agreement, during such period as may be set by the Administrator commencing on the grant date (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination, death or Disability or the occurrence of a “Change of Control” as defined in Section 10.

(ii)    Except as provided in paragraph (c)(i) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares covered by the award of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

(iii)    Subject to the provisions of the Restricted Stock, Deferred Stock or Performance Share award agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest on such amount at the rate of 8% per year.

SECTION 8.    AMENDMENT AND TERMINATION.

(a)    The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant’s consent, or that without the approval of the stockholders (as described below) would:

(i)    except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

(ii)    change the employees or class of employees eligible to participate in the Plan;

(iii)    extend the maximum option period under paragraph (c) of Section 5 of the Plan; or

(iv)    change the maximum number of shares of Stock for which any Participant may be granted Stock Options, Restricted Stock, Performance Shares, Deferred Stock or Free Standing Stock Appreciation Rights in the aggregate per calendar year under Section 3(a).

(b)    Except as provided in paragraph (a) of this Section 8, stockholder approval under this Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 of the Act with respect to any material amendment to any employee benefit plan of the Company.

(c)    The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9.    UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10.    CHANGE OF CONTROL.

The following acceleration and valuation provisions shall apply in the event of a “Change of Control” as defined in paragraph (b) of this Section 10:

(a)    In the event of a “Change of Control,” unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control:

(i)    any Stock Appreciation Rights outstanding for at least six months and any Stock Options, awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

(ii)    the restrictions applicable to any Restricted Stock, Deferred Stock and Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested;

(iii)    any indebtedness incurred pursuant to Section 5(e) shall be forgiven and the collateral pledged in connection with any such loan shall be released; and

(iv)    the value of all outstanding Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, and Restricted Stock, Deferred Stock and Performance Share awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment in cash or other property, as the Administrator may determine, on the basis of the “Change of Control Price” (as defined in paragraph (c) of this Section 10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

(b)    For purposes of paragraph (a) of this Section 10, a “Change of Control” shall be deemed to have occurred if:

(i)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)    during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 10(b)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

(iii)    the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(iv)    the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(c)    For purposes of this Section 10, “Change of Control Price” means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty-day period as determined by the Administrator, except that, in the case of Incentive Stock Options and Stock Appreciation Rights or Limited Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 11.    GENERAL PROVISIONS.

(a)    The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company, any Subsidiary, a Parent Corporation or the Manager, any right to continued employment with the Company, a Subsidiary, a Parent Corporation or the Manager, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary, a Parent Corporation or the Manager, to terminate the employment of any of its employees at any time.

(c)    Each Participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(d)    No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(e)    No Enlargement of Employee Rights.  This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, its Subsidiaries, a Parent Corporation or the Manager, or to interfere with the right of the Company, it Subsidiaries, a Parent Corporation or the Manager to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Stock Options (with or without DERs), Stock Appreciation Rights or Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, or Performance Shares authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Charter, as the same may be amended from time to time.

SECTION 12.    INVALID PROVISION.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

SECTION 13.    SUCCESSORS AND ASSIGNS.

This Plan shall be binding on the inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees’ heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 14.    EFFECTIVE DATE OF PLAN.

The Plan became effective (the “Effective Date”) on December 17, 1997.

SECTION 15.    TERM OF PLAN.

No Stock Option, DER, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

ANWORTH MORTGAGE ASSET CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JUNE 12, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lloyd McAdams and Thad M. Brown, or either of them, each with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of Anworth Mortgage Asset Corporation, to be held on Thursday, June 12, 2003 at 10:00 a.m. Pacific Time, and at any adjournment or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1.    To elect directors to hold office until the 2004 annual meeting of shareholders or until their successors are elected.

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as marked to the contrary below)		to vote for all the nominees listed below

Lloyd McAdams

Lee A. Ault

Joseph E. Davis

Charles H. Black

Joseph E. McAdams

Charles F. Smith

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THAT NOMINEE’S NAME FROM THE LIST ABOVE.

2.    To approve amendments to our articles of incorporation to comply with the listing requirements of the New York Stock Exchange by providing that nothing contained in our articles will prohibit the settlement of transactions effected through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

3.    To ratify an amendment to our 1997 Stock Option and Awards Plan to establish an annual limit on the number of shares for which options and other awards may be granted to any participant.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

4.    To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2003.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

5.    In their discretion upon any and all such matters as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR each of proposals listed above.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF (A) NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2003, (B) THE ACCOMPANYING PROXY STATEMENT, AND (C) THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE SIX NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED ABOVE AND FOR PROPOSALS 2, 3 AND 4.

(Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

, 2003

Date

Signature

Signature, if held jointly

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN

THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE

IF MAILED WITHIN THE UNITED STATES